                                                                    EXHIBIT 99.1


CAMBRIDGE, MA, MAY 28, 1999--Pegasystems Inc. (NASDAQ: PEGA), announced today that the Securities and Exchange Commission has issued a formal order of investigation of the Company and unidentified individuals, currently or formerly associated with the Company, concerning accounting matters, financial reports, other public disclosures, and trading activity in the Company's securities. The Company has been cooperating fully with the SEC.

Contact:
Jim O'Halloran
Treasurer & Chief Financial Officer
Pegasystems Inc.
Tel:  (617) 374-9600, ext. 6106
ohalj@pegasystems.com